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Exhibit 99.1


                    CERTIFICATION OF CEO AND CFO PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Hoenig Group Inc. (the "Company") for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Fredric P. Sapirstein, as Chief Executive Officer of the Company, and Alan B. Herzog, as Chief Financial officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Fredric P. Sapirstein
-----------------------------------------
Name:    Fredric P. Sapirstein
Title:   Chief Executive Officer
Date:    August 14, 2002

/s/ Alan B. Herzog
-----------------------------------------
Name:    Alan B. Herzog
Title:   Chief Financial Officer
Date:    August 14, 2002